Exhibit 32.1
GENERAL MOTORS FINANCIAL COMPANY, INC.

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
OF SARBANES-OXLEY ACT OF 2002

I, Daniel E. Berce, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the registrant for the three months ended March 31, 2017 (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: April 28, 2017

/s/ Daniel E. Berce
Daniel E. Berce
President and Chief Executive Officer

Exhibit 32.1
GENERAL MOTORS FINANCIAL COMPANY, INC.

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
OF SARBANES-OXLEY ACT OF 2002

I, Chris A. Choate, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the registrant for the three months ended March 31, 2017 (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: April 28, 2017

/s/ Chris A. Choate
Chris A. Choate
Executive Vice President and Chief Financial Officer